Supplement dated September 16, 2010
to the Class J Prospectus
for Principal Funds, Inc.
dated March 16, 2010

(as supplemented on July 1, 2010)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

REDEMPTION OF FUND SHARES
At the end of the second sentence in this section, delete the phrase “or excessive trading fee.” Delete the second to last paragraph in this section; it begins, “Excessive Trading Fee (other than Money Market
Fund).”

EXCHANGE OF FUND SHARES
At the end of this section, delete the paragraph that begins, “Excessive Trading Fee (other than Money
Market Fund).”

FREQUENT PURCHASES AND REDEMPTIONS
Delete the paragraphs in this section that begin with “Currently the Funds,“ and end with “Taking such other action as directed by the Fund.” Substitute the following:

If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
• Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
• Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
• Limiting the number of exchanges a year; and
• Taking other such action as directed by the Fund.

FUND ACCOUNT INFORMATION
Signature Guarantees
On page 24, delete the second bullet in this section and substitute:
• if a sales proceeds check is payable to other than the account shareholder(s), Principal
Life, Principal Bank, or Princor Financial Services Corporation payable through Pershing;